UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2023

INTRUSION INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39608	75-1911917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Park Blvd, Suite 1200 Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

(888) 637-7770

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INTZ	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 2.02, Disclosure of Results of Operations and Financial Condition.

On March 6, 2023, Intrusion Inc. (the “Company”) issued a press release announcing its financial results for the year ended December 31, 2022. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 8.01. OTHER ITEMS

The Company recorded in the fourth quarter of 2022 revenue of $1.4 million, gross profit margin of 63%, operating expense of $5.4 million and net loss of ($5.2) million, or net loss per share of $(0.25).

Also, as of December 31, 2022, the Company had cash and cash equivalents of $3.0 million. The company estimates it will require between $15 to $20 million in 2023 to fund its growth plan and financial commitments and that it will require a portion of those funds within the next 30 days. Although there can be no assurances that the Company will be able to raise such funds on a timely basis or on satisfactory terms, the Company is actively evaluating its financing options. The Company expects to obtain at least a portion of its 2023 financing needs through sales of its common stock in registered direct offerings and the use of its At-The-Market program.

Cautionary Statement Regarding Forward-Looking Information

This current report on Form 8-K contains certain forward-looking statements, including, without limitation, statements regarding the Company’s expected capital requirements and ability to obtain additional financing, which statements reflect management’s expectations regarding future events and operating performance. These forward-looking statements speak only as of the date hereof. These statements are made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, including, the risk that any financing efforts fail to provide the needed capital for the Company to execute its current business strategies, the Company being unable to achieve the anticipated results from its current sales, marketing, operational, and product development initiatives, as well as risks that we have detailed in the Company’s most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.”

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Press Release Issued by Intrusion Inc. on March 6, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTRUSION INC.

Dated: March 6, 2023	By:	/s/ Kimberley Pinson
Kimberly Pinson
Chief Financial Officer

3